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                             [KPMG LETTERHEAD]




                                                   EXHIBIT 23.2

To: The Board of Directors
    TC PipeLines GP, Inc.



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



/s/ KPMG LLP

Calgary, Canada
April 13, 1999